UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund
(exact name of Registrant as specified in charter)

1700 Broadway, Suite 1850
Denver, Colorado 80290
(Address of principal executive offices) (Zip code)

Chris Moore, Secretary
Clough Global Equity Fund
1700 Broadway, Suite 1850
Denver, Colorado 80290
(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-425-6844

Date of fiscal year end:   October 31

Date of reporting period: November 1, 2024 – April 30, 2025

Item 1. Reports to Stockholders.

(a)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

Semi-Annual Report

April 30, 2025

Clough Global Funds

MANAGED DISTRIBUTION PLAN DISCLOSURE

April 30, 2025 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Funds’ managed distribution policy sets the monthly distribution rate at an amount equal to at least one twelfth of 10% of each Fund’s adjusted year-ending net asset value (“NAV”), which is the average of the NAVs as of the last five business days of the prior calendar year.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Each Board may amend, suspend or terminate each Fund’s Plan without prior notice. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughcefs.com.

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2025 (Unaudited)

To Our Investors:

Clough Global Dividend and Income Fund

For the semi-annual period ending April 30, 2025, the Clough Global Dividend and Income Fund (“GLV”) returned -1.65% on net asset value (“NAV”) and +0.46% on market price. GLV’s benchmark, the Morningstar Global Allocation Total Return Index, gained +1.73% over the same period.

Consumer staples holdings were the largest contributor to performance while materials and consumer discretionary holdings detracted from performance.

Among GLV’s top five contributors to performance for the semi-annual period, Philip Morris International Inc., the tobacco company, reported a strong quarter driven by robust sales of its smoke-free tobacco products, which now represent 40% of sales. Expand Energy Corp, an exploration and production company leveraged to natural gas, rose as the spot price of natural gas moved above $4 per thousand cubic feet, a very profitable level. Airbus SE, the European aerospace and defense company, exceeded delivery expectations and reported an order backlog stretching into the 2030s. Broadcom Inc., a semiconductor company, gained after the company guided to $60-90 billion in potential artificial intelligence (“AI”) revenue by FY27, exceeding market estimates. JPMorgan Chase & Co rounded out the contributors. The company generated well-received earnings reports, highlighted by market share gains, cost efficiency, share repurchases, and an increase in reserves.

Among GLV’s bottom five contributors to performance for the semi-annual period, a bond holding in Transocean Ltd, an offshore drilling contractor, was the largest detractor from performance. The bond declined amid falling crude oil prices and heightened concerns about reduced energy sector investment spending. Despite all of this, the company generates cash and we believe Transocean’s debt remains undervalued. The stocks of PulteGroup Inc. and DR Horton Inc., two homebuilding companies, declined when mortgage rates rose. The stocks are cheap, trading at 8x and 10x forward earnings while generating strong free cash flows, even in a weak housing environment. Declining rates could serve as a catalyst for a recovery. With the housing stock short an estimated 4.5 million homes, we still view housing as a consumer good that will be in high demand. AbbVie Inc., a large pharmaceuticals company, detracted from performance as the company’s phase 2 trial for its recently acquired schizophrenia drug did not meet its primary endpoint. We exited the position. A short in an information technology company rounded out the detractors. The company generated higher than expected free cash flow during the period, but we are skeptical of its growth potential in its software business.

Clough Global Equity Fund

For the semi-annual period ending April 30, 2025, the Clough Global Equity Fund (“GLQ”) returned -3.96% on NAV and -1.49% on market price. GLQ’s benchmark, the Bloomberg Developed Markets Large & Mid Cap Total Return Index, gained +1.04% over the same period.

Consumer staples holdings were the largest contributor to performance while healthcare and information technology holdings detracted.

Among GLQ’s top five contributors to performance for the semi-annual period, Philip Morris International Inc., the tobacco company, reported a strong quarter driven by robust sales of its smoke-free tobacco products, which now represent 40% of sales. Reddit Inc., a global digital media platform, rose as Wall Street analysts raised their estimates for the company’s advertising revenue growth, reflecting the company’s ability to monetize its platform. Amphenol Corp, a manufacturer of electrical and electronic interconnectors, generated strong earnings in its most recent reported quarter, driven by 33% organic growth and a robust order book. Expand Energy Corp, an exploration and production company leveraged to natural gas, rose as the spot price of natural gas moved above $4 per thousand cubic feet, a very profitable level. Airbus SE, the European aerospace and defense company, exceeded delivery expectations and reported an order backlog stretching into the 2030s.

Among GLQ’s bottom five contributors to performance for the semi-annual period, Meta Platforms Inc., the large technology company, and Alphabet Inc., the parent company of Google, declined due to the technology selloff in the first quarter of calendar year 2025. This was partly triggered by DeepSeek’s announcement of China’s large language model (“LLM”) which matches U.S. AI performance at a far lower cost. We believe the decline is overdone, as these firms, being hyperscalers, will be well positioned to capture AI profits since they will be able to deliver the necessary software to a vast group of users at a far lower cost than competitor LLMs. An equity holding in Transocean Ltd, an offshore drilling contractor, detracted from performance. The equity declined amid falling crude oil prices and heightened concerns about reduced energy sector investment spending. Despite all of this, the company generates cash and we believe Transocean’s equity remains undervalued. DR Horton Inc., a homebuilding company, declined when mortgage rates rose during the quarter. The stock is cheap, trading at 10x forward earnings while generating strong free cash flow, even in a weak housing environment. Declining rates could serve as a catalyst for a recovery. With the housing stock short an estimated 4.5 million homes, we still view housing as a consumer good that will be in high demand. Coinbase Global Inc., a crypto-financial platform, declined alongside bitcoin in a risk-off environment; we have since exited our position.

Clough Global Opportunities Fund

For the semi-annual period ending April 30, 2025, the Clough Global Opportunities Fund (“GLO”) returned -3.00% on NAV and +0.64% on market price. GLO’s benchmark, the Morningstar Global Allocation Total Return Index, gained +1.73% over the same period.

Consumer staples holdings were the largest contributor to performance while information technology and communication services holdings detracted.

Among GLO’s top five contributors to performance for the semi-annual period, Philip Morris International Inc., the tobacco company, reported a strong quarter driven by robust sales of its smoke-free tobacco products, which now represent 40% of sales. Expand Energy Corp, an exploration and production company leveraged to natural gas, rose as the spot price of natural gas moved above $4 per thousand cubic feet, a very profitable level. Airbus SE, the European aerospace and defense company, exceeded delivery expectations and reported an order backlog stretching into the 2030s. Reddit Inc., a global digital media platform, rose as Wall Street analysts raised their estimates for the company’s advertising revenue growth, reflecting the company’s ability to monetize its platform. Broadcom Inc., a semiconductor company, gained after the company guided to $60-90 billion in potential AI revenue by FY27, exceeding market estimates.

Among GLO’s bottom five contributors to performance for the semi-annual period, an equity holding in Transocean Ltd, an offshore drilling contractor, was the largest detractor from performance. The stock declined amid falling crude oil prices and heightened concerns about reduced energy sector investment spending. Despite all of this, the company generates cash and we believe Transocean’s equity remains undervalued. DR Horton Inc., a homebuilding company, declined

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2025 (Continued) (Unaudited)

when mortgage rates rose during the quarter. The stock is cheap, trading at 10x forward earnings while generating strong free cash flow, even in a weak housing environment. Declining rates could serve as a catalyst for a recovery. With the housing stock short an estimated 4.5 million homes, we still view housing as a consumer good that will be in high demand. Coinbase Global Inc., a crypto-financial platform, declined alongside bitcoin in a risk-off environment; we have since exited our position. Alphabet Inc., the parent company of Google, declined due to the technology selloff in the first quarter of calendar year 2025. This was partly triggered by DeepSeek’s announcement of China’s LLM which matches U.S. AI performance at a far lower cost. We believe the decline is overdone, as Alphabet will be well positioned to capture AI profits since it will be able to deliver the necessary software to a vast group of users at a far lower cost than competitor LLMs. DraftKings Inc., the large online sports betting company, declined due to unfavorable sports outcomes and state tax headwinds. We continue to hold the position.

MARKET COMMENTARY

A popular view is that investors are selling U.S. securities to invest elsewhere, the so-called “sell America” trade. We believe this trade could be late in this game, for two reasons. For one, the bear case for the dollar rests on the concern heavy U.S. government borrowings will drive U.S. interest rates higher and the dollar downward. But this ignores the fact that a rise or fall in dollar supply depends upon the rise in credit creation by both government and private borrowers, including households and businesses. This is important because the stock of private debt is 35% higher than the government total and it has slowed to the point where it is now growing at a rate less than nominal GDP. While both are falling as a percentage of GDP, private debt is falling more rapidly. If the total amount of U.S. dollar debt is growing more slowly than domestic GDP, the supply of dollars for global growth could easily fall behind normal global trade needs. This suggests it is possible that a shortage of dollars might emerge in the years ahead.

Next, the securities markets are focused on the bearish implications of tariffs, rather than the bullish possibilities of regulatory reform. The consensus thinks tariffs are inflationary, but we believe the opposite is true. The U.S. economy is huge and subject to countless influences, so initial price shocks are likely to be reversed as adjustments occur. Retaliatory tariffs will likely come on and substitution effects should take place, reducing incomes in both the exporting and importing countries. This would be deflationary for both. Tariff events are man-made and can turn on a dime, as we have already seen since Liberation Day.

The Funds are thematically positioned with long exposure to aerospace and defense, cruise lines, energy companies linked to natural gas, and major hyperscalers. Aerospace and defense expenditures are now accelerating, and signs indicate that the Department of Defense is leaning toward better margined price contracts since new equipment and military consumables are badly needed. Cruise line companies offer an excellent value proposition to the vacationer, they are experiencing strong demand and are generating strong free cash flow, which is being used to pay down debt, transferring the ownership of the companies from the bond holder to the shareholder. The development of liquefied natural gas (“LNG”) facilities is now getting into high gear, providing a window of growth to the LNG infrastructure providers as well as the gas producers. Our technology holdings are focused on the hyperscalers, which as LLMs become commoditized, we think will be able to develop the software that delivers AI to the user at a far lower cost than an independent software vendor could.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

William Whelan

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and do not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value. The net asset value (“NAV”) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the Funds’ portfolios, minus liabilities, divided by the total number of Fund shares outstanding. However, the Funds also have a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Morningstar Global Allocation Total Return Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

The Bloomberg Developed Markets Large & Mid Cap Total Return Index is a float market capitalization-weighted equity benchmark that covers 85% market capitalization of the measured market.

Both indices referenced herein reflect the reinvestment of dividends. The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Funds are subject, and there are significant differences between the Funds’ investments and the components of the indices referenced.

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2025 (Continued) (Unaudited)

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughcefs.com or call 1-855-425-6844. Read them carefully before investing.

The Funds’ distribution policies will, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Funds and, over time, increase the Funds’ expense ratios.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experiences during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Funds provide a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

The Funds’ investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

The Funds’ investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by the Funds in real estate investment trusts (“REITs”) will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject the Funds to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Funds’ share price may be more volatile because it also invests in small and medium capitalization companies. Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

Clough Global Dividend and Income Fund

PERFORMANCE

April 30, 2025 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of April 30, 2025(a)

	6 Months	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	Since Inception (7/28/2004)(b)
Clough Global Dividend and Income Fund - NAV(c)	-1.65%	4.02%	0.10%	3.18%	1.70%	4.90%
Clough Global Dividend and Income Fund - Market Price(d)	0.46%	13.00%	-2.28%	3.78%	1.72%	4.07%
Morningstar Global Allocation Total Return Index	1.73%	10.43%	6.77%	7.52%	5.84%	6.71%

(a)	Total returns assume reinvestment of all distributions.

(b)	Annualized.

(c)	Performance returns are net of management fees and other Fund expenses.

(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board approves the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2024 to April 30, 2025 was $0.0526 per share. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Dividend & Income Fund

PORTFOLIO ALLOCATION

April 30, 2025 (Unaudited)

Global Securities Holdings	% of Total Portfolio(a)
United States of America	62.98%
U.S. Multinational(b)	24.69%
France	4.42%
China	3.12%
India	2.22%
Ireland	1.35%
United Kingdom	1.03%
South Korea	1.00%
Brazil	0.74%
Hong Kong	0.33%
Germany	-1.88%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock – Foreign	34.42%
Common Stock – U.S.	27.16%
Total Equities	61.58%

Corporate Bonds	23.81%
U.S. Treasury Obligations	11.49%
Asset-Backed Securities	0.02%
Total Fixed Income	35.32%

Money Market Funds	2.03%
Purchased Options	1.93%
Cash	0.02%
Written Options	-0.88%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, call options written and cash balances.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Equity Fund

PERFORMANCE

April 30, 2025 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of April 30, 2025(a)

	6 Months	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	Since Inception (4/27/2005)(b)
Clough Global Equity Fund - NAV(c)	-3.96%	4.70%	0.72%	4.06%	3.83%	5.71%
Clough Global Equity Fund - Market Price(d)	-1.49%	11.60%	-3.59%	4.43%	3.33%	4.73%
Bloomberg Developed Markets Large & Mid Cap Total Return Index	1.04%	12.59%	11.56%	14.39%	9.86%	8.54%

(a)	Total returns assume reinvestment of all distributions.

(b)	Annualized.

(c)	Performance returns are net of management fees and other Fund expenses.

(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board approves the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2024 to December 31, 2024 was $0.0603 per share and the Fund paid $0.0650 per share monthly between January 1, 2025 and April 30, 2025. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Equity Fund

PORTFOLIO ALLOCATION

April 30, 2025 (Unaudited)

Global Securities Holdings	% of Total Portfolio(a)
United States of America	54.73%
U.S. Multinational(b)	27.82%
France	4.95%
China	4.69%
India	3.41%
Brazil	2.88%
Ireland	1.38%
United Kingdom	0.95%
South Korea	0.92%
Germany	-1.73%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock – U.S.	50.78%
Common Stock – Foreign	45.68%
Total Equities	96.46%

Money Market Funds	3.52%
Cash	0.02%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short and cash balances.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Opportunities Fund

PERFORMANCE

April 30, 2025 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Total Return as of April 30, 2025(a)

	6 Months	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	Since Inception (4/25/2006)(b)
Clough Global Opportunities Fund - NAV(c)	-3.00%	3.75%	-0.38%	2.82%	2.71%	4.00%
Clough Global Opportunities Fund - Market Price(d)	0.64%	14.07%	-4.23%	3.63%	2.85%	3.17%
Morningstar Global Allocation Total Return Index	1.73%	10.43%	6.77%	7.52%	5.84%	5.84%

(a)	Total returns assume reinvestment of all distributions.

(b)	Annualized.

(c)	Performance returns are net of management fees and other Fund expenses.

(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board approves the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2024 to December 31, 2024 was $0.0480 per share and the Fund paid $0.0501 per share monthly between January 1, 2025 and April 30, 2025. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Opportunities Fund

PORTFOLIO ALLOCATION

April 30, 2025 (Unaudited)

% of Total
Global Securities Holdings	Portfolio(a)
United States of America	59.21%
U.S. Multinational(b)	24.84%
France	4.71%
China	4.65%
Brazil	2.91%
India	2.70%
United Kingdom	0.97%
South Korea	0.92%
Ireland	0.84%
Germany	-1.75%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock - Foreign	38.13%
Common Stock – U.S.	33.58%
Total Equities	71.71%

Corporate Bonds	13.10%
U.S. Treasury Obligations	12.35%
Total Fixed Income	25.45%

Purchased Options	1.87%
Money Market Funds	1.81%
Cash	0.02%
Written Options	-0.86%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, call options written and cash balances.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Unaudited)

	Shares	Value
COMMON STOCKS - 84.03%
Communication Services - 5.95%
Alphabet, Inc., Class C(a)	2,170	$349,131
AT&T, Inc.(a)(b)	20,300	562,310
Meta Platforms, Inc., Class A(a)	4,985	2,736,765
Verizon Communications, Inc.(a)	18,600	819,516
		4,467,722

Consumer Discretionary - 6.47%
Alibaba Group Holding Ltd. - Sponsored ADR	12,200	1,457,046
BYD Co. Ltd.	15,900	758,959
D.R. Horton, Inc.(a)	10,270	1,297,512
PulteGroup, Inc.(a)	13,080	1,341,746
		4,855,263

Consumer Staples - 7.31%
Hershey Co.	2,800	468,132
Philip Morris International, Inc.(a)	21,600	3,701,376
Procter & Gamble Co.(a)	8,100	1,316,817
		5,486,325

Energy - 5.18%
Cheniere Energy, Inc.(a)(b)	3,970	917,507
Chevron Corp.(a)(b)	5,300	721,118
Expand Energy Corp.(a)(b)	9,830	1,021,337
Exxon Mobil Corp.(a)	7,310	772,155
Range Resources Corp.	13,370	453,644
		3,885,761

Financials - 14.73%
Bank of America Corp.(a)	24,000	957,120
Charles Schwab Corp.	6,400	520,960
Citigroup, Inc.	8,200	560,716
Everest Group Ltd.	3,145	1,128,520
Fidelis Insurance Holdings Ltd.	44,800	732,480
ICICI Bank Ltd. - Sponsored ADR(a)(b)	46,900	1,573,964
JPMorgan Chase & Co.(a)	13,300	3,253,446
Morgan Stanley(a)(b)	12,428	1,434,440
Prudential Financial, Inc.(a)	3,300	338,943
Starwood Property Trust, Inc.(a)(b)	28,600	548,834
		11,049,423

Health Care - 6.47%
Cigna Group(a)	3,300	1,122,132
Encompass Health Corp.(a)(b)	12,200	1,427,278
Gilead Sciences, Inc.(a)	6,300	671,202
Johnson & Johnson(a)(b)	3,107	485,655
Medtronic PLC(a)(b)	6,000	508,560
UnitedHealth Group, Inc.(a)	1,550	637,732
		4,852,559
	Shares	Value
COMMON STOCKS - 84.03% (continued)
Industrials - 15.75%
AerCap Holdings NV(a)	9,040	$958,240
Airbus SE	18,818	3,136,724
GE Vernova, Inc.	2,600	964,132
General Dynamics Corp.(a)	5,145	1,400,058
General Electric Co.	6,100	1,229,394
Honeywell International, Inc.(a)	3,700	778,850
Huntington Ingalls Industries, Inc.(a)	5,950	1,370,523
RTX Corp.(a)(b)	15,695	1,979,610
		11,817,531

Information Technology - 15.15%
Amphenol Corp., Class A(a)	23,000	1,769,850
Apple, Inc.(a)(b)	8,680	1,844,500
Broadcom, Inc.(a)(b)	9,299	1,789,778
Dell Technologies, Inc., Class C	6,360	583,594
Microsoft Corp.(a)	10,310	4,075,131
NVIDIA Corp.	5,400	588,168
SK Hynix, Inc.	5,700	711,748
		11,362,769

Materials - 2.89%
Ecolab, Inc.(a)	3,030	761,833
Freeport-McMoRan, Inc., Class B(a)	24,550	884,537
Vale SA - Sponsored ADR, Class B(a)	56,300	524,153
		2,170,523

Real Estate - 1.71%
Simon Property Group, Inc.(a)(b)	4,800	755,424
VICI Properties, Inc.(a)(b)	16,500	528,330
		1,283,754

Utilities - 2.42%
Duke Energy Corp.(a)(b)	10,400	1,269,008
Entergy Corp.	6,570	546,427
		1,815,435

TOTAL COMMON STOCKS (Cost $52,512,500)		63,047,065

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.82%
Call Options Purchased - 1.82%
3 Month SOFR Future 3/10/2028, $97.5, $191,002,250	790	$809,750
3 Month SOFR Future 3/10/2028, $98, $191,002,250	790	557,937
		1,367,687

TOTAL PURCHASED OPTIONS (Cost $834,655)		1,367,687

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 22.54%
Consumer Discretionary - 2.29%
Melco Resorts Finance Ltd., 7/21/2028, 5.750%(a)(c)(d)	$250,000	236,410
MGM Resorts Intl., 4/15/2032, 6.500%	1,500,000	1,479,171
		1,715,581

Energy - 5.24%
NGL Energy Operating LLC, 2/15/2029, 8.125%(c)(d)	1,580,000	1,486,671
Transocean, Inc., 5/15/2031, 8.500%(c)(d)	3,160,000	2,445,616
		3,932,287

Financials - 8.73%
Bank of America Corp., 10/25/2035, 5.518%	1,300,000	1,275,548
Citigroup, Inc., Perpetual Maturity, 4.000%(e)	200,000	196,081
Citigroup, Inc., Perpetual Maturity, 4.150%(e)	2,760,000	2,635,073
Citigroup, Inc., Perpetual Maturity, 6.950%(e)	1,990,000	1,954,423
Trinity Capital, Inc., 8/24/2026, 4.375%(a)	500,000	487,838
		6,548,963

Industrials - 3.45%
TransDigm, Inc., 1/15/2033, 6.000%(c)(d)	2,590,000	2,586,884

Information Technology - 0.70%
Broadcom, Inc., 2/15/2051, 3.750%(c)(d)	720,000	525,146
Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 22.54% (continued)
Materials - 2.13%
Cleveland-Cliffs, Inc., 3/15/2032, 7.000%(c)(d)	$1,700,000	$1,599,251

TOTAL CORPORATE BONDS (Cost $17,944,656)		16,908,112

Maturity Date/Rate	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 10.88%
Treasury Notes
8/15/2053, 4.125%	2,615,000	2,370,865
11/15/2054, 4.500%	2,130,000	2,062,439
5/15/2034, 4.375%	3,655,000	3,725,887
		8,159,191

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,140,110)		8,159,191

Description/Maturity Date/Rate	Principal Amount	Value
ASSET-BACKED SECURITIES - 0.02%
United States Small Business Administration, 12/1/2028, 6.220%(a)	13,952	14,298

TOTAL ASSET-BACKED SECURITIES (Cost $13,952)		14,298

	Shares	Value
MONEY MARKET FUNDS - 1.92%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 4.210% (7-day yield)	1,439,952	1,439,952

TOTAL MONEY MARKET FUNDS (Cost $1,439,952)		1,439,952

TOTAL INVESTMENTS - 121.21% (Cost $80,885,825)		90,936,305

Liabilities in Excess of Other Assets - (21.21)%(f)		(15,910,679)

NET ASSETS - 100.00%		$75,025,626

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.51)%
Consumer Discretionary - (8.30)%
Brunswick Corp.	(3,520)	$(162,096)
Choice Hotels International, Inc.	(7,500)	(945,825)
Duolingo, Inc., Class A	(2,480)	(965,911)
Ford Motor Co.	(86,300)	(863,863)
Lithia Motors, Inc.	(570)	(166,873)
Lowe’s Cos., Inc.	(2,040)	(456,062)
Lululemon Athletica, Inc.	(2,890)	(782,525)
OneSpaWorld Holdings Ltd.	(33,200)	(554,440)
Papa John’s International, Inc.	(9,400)	(324,582)
Valvoline, Inc.	(15,400)	(527,604)
Williams-Sonoma, Inc.	(3,100)	(478,857)
		(6,228,638)

Consumer Staples - (0.57)%
Monster Beverage Corp.	(7,100)	(426,852)

Financials - (1.47)%
Affirm Holdings, Inc., Class A	(4,820)	(239,843)
Deutsche Bank AG	(14,000)	(366,940)
SoFi Technologies, Inc.	(39,800)	(497,898)
		(1,104,681)

Health Care - (1.80)%
Merck & Co., Inc.	(8,400)	(715,680)
Vertex Pharmaceuticals, Inc.	(1,250)	(636,875)
		(1,352,555)

Industrials - (7.26)%
Daimler Truck Holding AG	(24,374)	(970,840)
EMCOR Group, Inc.	(2,010)	(805,407)
Middleby Corp.	(2,050)	(273,368)
Quanta Services, Inc.	(3,010)	(880,997)
Rockwell Automation, Inc.	(1,330)	(329,414)
Ryder System, Inc.	(2,420)	(333,161)
SiteOne Landscape Supply, Inc.	(4,000)	(459,240)
Sterling Infrastructure, Inc.	(6,450)	(963,824)
Toro Co.	(6,300)	(430,164)
		(5,446,415)

Information Technology - (2.02)%
International Business Machines Corp.	(3,198)	(773,340)
Oracle Corp.	(5,270)	(741,595)
		(1,514,935)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS - (23.51)% (continued)
Real Estate - (2.09)%
Alexandria Real Estate Equities, Inc.	(6,500)	$(472,290)
Digital Realty Trust, Inc.	(6,820)	(1,094,883)
		(1,567,173)

TOTAL COMMON STOCKS
(Proceeds $17,716,591)		(17,641,249)

EXCHANGE-TRADED FUNDS - (2.24)%
iShares U.S. Transportation ETF	(8,000)	(486,640)
SPDR S&P Regional Banking ETF	(21,970)	(1,189,236)
		(1,675,876)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $1,725,783)		(1,675,876)

TOTAL SECURITIES SOLD SHORT - (25.75%)
(Proceeds $19,442,374)		$(19,317,125)

Investment Abbreviations:

ADR - American Depository Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

LLC – Limited Liability Company

NV - Naamloze Vennootschap (Dutch: Public Limited Company)

PLC - Public Limited Company

SA - Sociedad Anónima (Portuguese/Spanish: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2025, the aggregate value of those securities was $43,921,108, representing 58.54% of net assets.

(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2025.

(c)	Restricted security.

(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2025, these securities had an aggregate value of $8,879,978 or 11.84% of net assets.

(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(f)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

Call Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR Future	3/10/2028	$99.0	(790)	$(114,898)	$(191,002,250)	$(251,812)
3 Month SOFR Future	3/10/2028	98.5	(790)	(213,647)	(191,002,250)	(375,250)
				$(328,545)	$(382,004,500)	$(627,062)

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Unaudited)

	Shares	Value
COMMON STOCKS - 124.13%
Communication Services - 11.64%
Alphabet, Inc., Class C(a)	24,810	$3,991,681
Criteo SA - Sponsored ADR(b)	66,260	2,256,816
Liberty Media Corp. - Liberty Formula One, Class C(a)(b)	21,450	1,901,971
Magnite, Inc.(b)	112,600	1,338,814
Meta Platforms, Inc., Class A(a)	8,647	4,747,203
Reddit, Inc., Class A(b)	11,250	1,311,412
		15,547,897

Consumer Discretionary - 27.01%
Alibaba Group Holding Ltd. - Sponsored ADR	20,980	2,505,641
Amazon.com, Inc.(a)(b)	39,540	7,291,967
Booking Holdings, Inc.(a)(c)	350	1,784,748
BYD Co. Ltd.	53,300	2,544,182
Carnival Corp.(a)(b)(c)	365,100	6,695,934
D.R. Horton, Inc.(a)(c)	22,925	2,896,344
DraftKings, Inc., Class A(b)	62,600	2,083,954
MercadoLibre, Inc.(b)	650	1,515,053
PDD Holdings Inc. - ADR(b)	12,600	1,330,182
PulteGroup, Inc.(a)(c)	27,610	2,832,234
Royal Caribbean Cruises Ltd.(a)(c)	21,450	4,609,820
		36,090,059

Consumer Staples - 8.91%
Hershey Co.	6,100	1,019,859
Philip Morris International, Inc.(a)(c)	36,700	6,288,912
Procter & Gamble Co.(a)(c)	6,100	991,677
Walmart, Inc.(a)	37,010	3,599,222
		11,899,670

Energy - 4.45%
Cheniere Energy, Inc.(a)	7,570	1,749,503
Chevron Corp.	7,400	1,006,844
Expand Energy Corp.(a)(c)	17,737	1,842,874
Range Resources Corp.	24,710	838,410
Transocean Ltd.(a)(b)(c)	240,777	512,855
		5,950,486

Financials - 15.23%
Berkshire Hathaway, Inc., Class A(a)(b)	3	2,401,620
Charles Schwab Corp.	13,600	1,107,040
Citigroup, Inc.	14,700	1,005,186
Everest Group Ltd.	5,370	1,926,917
Fidelis Insurance Holdings Ltd.	79,100	1,293,285
ICICI Bank Ltd. - Sponsored ADR(a)(c)	138,000	4,631,280
JPMorgan Chase & Co.(a)(c)	15,800	3,864,996
NU Holdings Ltd., Class A(b)	193,300	2,402,719
Progressive Corp.	6,100	1,718,614
		20,351,657
	Shares	Value
COMMON STOCKS - 124.13% (continued)
Health Care - 8.08%
Brookdale Senior Living, Inc.(b)	256,700	$1,683,952
Cigna Group(a)	6,250	2,125,250
Encompass Health Corp.(a)(c)	12,800	1,497,472
HealthEquity, Inc.(a)(b)	14,300	1,225,796
Jazz Pharmaceuticals PLC(b)	19,200	2,245,632
Orthofix Medical, Inc.(b)	47,600	662,116
UnitedHealth Group, Inc.(a)	3,300	1,357,752
		10,797,970

Industrials - 20.52%
AerCap Holdings NV	17,655	1,871,430
Airbus SE	26,814	4,469,557
Boeing Co.(a)(b)(c)	24,845	4,552,598
BWX Technologies, Inc.	15,900	1,735,008
GE Vernova, Inc.	4,600	1,705,772
General Dynamics Corp.(a)(c)	7,160	1,948,379
General Electric Co.	10,400	2,096,016
Honeywell International, Inc.	7,000	1,473,500
Huntington Ingalls Industries, Inc.(a)	11,320	2,607,449
Northrop Grumman Corp.(a)	4,733	2,302,605
RTX Corp.	21,080	2,658,820
		27,421,134

Information Technology - 23.07%
Amphenol Corp., Class A(a)	76,200	5,863,590
Apple, Inc.(a)(c)	22,630	4,808,875
Broadcom, Inc.(a)(c)	24,408	4,697,808
Dell Technologies, Inc., Class C(a)(c)	15,940	1,462,655
Microsoft Corp.(a)	24,040	9,502,050
NVIDIA Corp.	9,200	1,002,064
Palo Alto Networks, Inc.(a)(b)	12,000	2,243,160
SK Hynix, Inc.	10,000	1,248,681
		30,828,883

Materials - 2.27%
Ecolab, Inc.	6,600	1,659,438
Freeport-McMoRan, Inc., Class B(a)	37,900	1,365,537
		3,024,975

Real Estate - 0.38%
Simon Property Group, Inc.(a)(c)	3,200	503,616

Utilities - 2.57%
Duke Energy Corp.(a)(c)	24,252	2,959,229
Entergy Corp.(a)	5,652	470,077
		3,429,306

TOTAL COMMON STOCKS (Cost $139,734,902)		165,845,653

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

	Shares	Value
MONEY MARKET FUNDS - 3.58%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 4.210% (7-day yield)	4,787,995	$4,787,995

TOTAL MONEY MARKET FUNDS (Cost $4,787,995)		4,787,995

TOTAL INVESTMENTS - 127.71% (Cost $144,522,897)		170,633,648

Liabilities in Excess of Other Assets - (27.71)%(d)		(37,022,080)

NET ASSETS - 100.00%		$133,611,568

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.72)%
Consumer Discretionary - (8.45)%
Brunswick Corp.	(6,750)	(310,838)
Choice Hotels International, Inc.	(13,900)	(1,752,929)
Duolingo, Inc., Class A	(4,480)	(1,744,871)
Ford Motor Co.	(150,500)	(1,506,505)
Lithia Motors, Inc.	(1,050)	(307,398)
Lowe’s Cos., Inc.	(3,890)	(869,648)
Lululemon Athletica, Inc.	(5,060)	(1,370,096)
OneSpaWorld Holdings Ltd.	(59,100)	(986,970)
Papa John’s International, Inc.	(16,500)	(569,745)
Valvoline, Inc.	(29,200)	(1,000,392)
Williams-Sonoma, Inc.	(5,600)	(865,032)
		(11,284,424)

Consumer Staples - (0.60)%
Monster Beverage Corp.	(13,300)	(799,596)

Financials - (1.54)%
Affirm Holdings, Inc., Class A	(9,080)	(451,821)
Deutsche Bank AG	(25,000)	(655,250)
SoFi Technologies, Inc.	(75,900)	(949,509)
		(2,056,580)

Health Care - (1.87)%
Merck & Co., Inc.	(14,900)	(1,269,480)
Vertex Pharmaceuticals, Inc.	(2,420)	(1,232,990)
		(2,502,470)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS - (23.72)% (continued)
Industrials - (7.24)%
Daimler Truck Holding AG	(42,667)	$(1,699,468)
EMCOR Group, Inc.	(3,420)	(1,370,394)
Middleby Corp.	(3,850)	(513,398)
Quanta Services, Inc.	(5,370)	(1,571,745)
Rockwell Automation, Inc.	(2,530)	(626,631)
Ryder System, Inc.	(4,630)	(637,412)
SiteOne Landscape Supply, Inc.	(7,600)	(872,556)
Sterling Infrastructure, Inc.	(10,940)	(1,634,764)
Toro Co.	(11,000)	(751,080)
		(9,677,448)

Information Technology - (2.01)%
International Business Machines Corp.	(5,664)	(1,369,668)
Oracle Corp.	(9,400)	(1,322,768)
		(2,692,436)

Real Estate - (2.01)%
Alexandria Real Estate Equities, Inc.	(11,300)	(821,058)
Digital Realty Trust, Inc.	(11,580)	(1,859,053)
		(2,680,111)

TOTAL COMMON STOCKS (Proceeds $31,943,599)		(31,693,065)

EXCHANGE-TRADED FUNDS - (2.24)%
iShares U.S. Transportation ETF	(14,200)	(863,786)
SPDR S&P Regional Banking ETF	(39,230)	(2,123,520)
		(2,987,306)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $3,076,387)		(2,987,306)

TOTAL SECURITIES SOLD SHORT - (25.96%) (Proceeds $35,019,986)		$(34,680,371)

Investment Abbreviations:

ADR - American Depository Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

NV - Naamloze Vennootschap (Dutch: Public Limited Company)

PLC - Public Limited Company

SA - Société Anonyme (French: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2025, the aggregate value of those securities was $98,903,480, representing 74.02% of net assets.
(b)	Non-income producing security.
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2025.

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

(d)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Unaudited)

	Shares	Value
COMMON STOCKS - 98.41%
Communication Services - 9.84%
Alphabet, Inc., Class C(a)	36,675	$5,900,641
Criteo SA - Sponsored ADR(a)(b)	98,030	3,338,902
Liberty Media Corp. - Liberty Formula One, Class C(a)(b)(c)	64,180	5,690,840
Meta Platforms, Inc., Class A(a)	15,365	8,435,385
		23,365,768

Consumer Discretionary - 26.12%
Alibaba Group Holding Ltd. - Sponsored ADR(a)	37,790	4,513,260
Amazon.com, Inc.(a)(b)	61,210	11,288,348
Booking Holdings, Inc.(a)	574	2,926,987
BYD Co. Ltd.	89,300	4,262,579
Carnival Corp.(a)(b)(c)	652,700	11,970,518
D.R. Horton, Inc.(a)	40,110	5,067,497
DraftKings, Inc., Class A(a)(b)(c)	139,800	4,653,942
MercadoLibre, Inc.(b)	1,170	2,727,095
PDD Holdings Inc. - ADR(b)	22,600	2,385,882
PulteGroup, Inc.(a)(c)	49,290	5,056,168
Royal Caribbean Cruises Ltd.(a)(c)	33,527	7,205,288
		62,057,564

Consumer Staples - 5.73%
Hershey Co.	8,500	1,421,115
Philip Morris International, Inc.(a)	61,500	10,538,640
Procter & Gamble Co.(a)(c)	10,200	1,658,214
		13,617,969

Energy - 3.80%
Cheniere Energy, Inc.(a)(c)	9,900	2,287,989
Chevron Corp.	8,650	1,176,919
Expand Energy Corp.(a)(c)	31,457	3,268,382
Range Resources Corp.	40,770	1,383,326
Transocean Ltd.(a)(b)(c)	431,095	918,233
		9,034,849

Financials - 13.61%
Berkshire Hathaway, Inc., Class A(a)(b)	5	4,002,700
Charles Schwab Corp.(a)(c)	20,600	1,676,840
Citigroup, Inc.	26,100	1,784,718
Everest Group Ltd.(a)	7,990	2,867,052
Fidelis Insurance Holdings Ltd.	142,100	2,323,335
ICICI Bank Ltd. - Sponsored ADR(a)(c)	192,800	6,470,368
JPMorgan Chase & Co.(a)	24,300	5,944,266
NU Holdings Ltd., Class A(a)(b)	342,700	4,259,761
Progressive Corp.(a)	10,700	3,014,618
		32,343,658
	Shares	Value
COMMON STOCKS - 98.41% (continued)
Health Care - 3.54%
Cigna Group(a)	10,900	$3,706,436
Encompass Health Corp.(a)(c)	21,900	2,562,081
HealthEquity, Inc.(a)(b)	24,900	2,134,428
		8,402,945

Industrials - 16.44%
AerCap Holdings NV	19,080	2,022,480
Airbus SE	47,831	7,972,827
Boeing Co.(a)(b)(c)	43,765	8,019,498
GE Vernova, Inc.	8,200	3,040,724
General Dynamics Corp.(a)(c)	12,150	3,306,258
General Electric Co.	18,700	3,768,798
Honeywell International, Inc.	12,300	2,589,150
Huntington Ingalls Industries, Inc.(a)	19,890	4,581,463
RTX Corp.(a)	29,710	3,747,322
		39,048,520

Information Technology - 16.81%
Amphenol Corp., Class A(a)	65,800	5,063,310
Apple, Inc.(a)(c)	27,430	5,828,875
Broadcom, Inc.(a)(c)	30,788	5,925,767
Dell Technologies, Inc., Class C	15,670	1,437,879
Microsoft Corp.(a)(c)	34,670	13,703,664
NVIDIA Corp.	16,700	1,818,964
Palo Alto Networks, Inc.(a)(b)(c)	21,100	3,944,223
SK Hynix, Inc.	17,700	2,210,165
		39,932,847

Materials - 1.19%
Freeport-McMoRan, Inc., Class B(a)	78,550	2,830,156

Real Estate - 0.37%
Simon Property Group, Inc.(a)(c)	5,600	881,328

Utilities - 0.96%
Duke Energy Corp.(a)(c)	18,700	2,281,774

TOTAL COMMON STOCKS (Cost $195,298,185)		233,797,378

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.89%
Call Options Purchased - 1.89%
3 Month SOFR Future 3/10/2028, $97.5, $627,406,125	2,595	$2,659,875
3 Month SOFR Future 3/10/2028, $98.0, $627,406,125	2,595	1,832,719
		4,492,594

TOTAL PURCHASED OPTIONS (Cost $2,741,691)		4,492,594

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 13.24%
Consumer Discretionary - 0.50%
MGM Resorts Intl., 4/15/2032, 6.500%	$1,200,000	1,183,337

Consumer Staples - 1.25%
Haleon US Capital LLC, 3/24/2052, 4.000%	3,900,000	2,977,681

Energy - 3.22%
NGL Energy Operating LLC, 2/15/2029, 8.125%(d)(e)	5,180,000	4,874,024
Transocean, Inc., 5/15/2031, 8.500%(d)(e)	3,590,000	2,778,405
		7,652,429

Financials - 4.40%
Bank of America Corp., 10/25/2035, 5.518%	700,000	686,833
Citigroup, Inc., Perpetual Maturity, 4.000%(f)	600,000	588,243
Citigroup, Inc., Perpetual Maturity, 4.150%(f)	5,290,000	5,050,557
Citigroup, Inc., Perpetual Maturity, 6.950%(f)	4,200,000	4,124,914
		10,450,547

Industrials - 2.42%
TransDigm, Inc., 1/15/2033, 6.000%(d)(e)	5,750,000	5,743,082

Information Technology - 0.66%
Broadcom, Inc., 2/15/2051, 3.750%(d)(e)	2,140,000	1,560,849
Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 13.24% (continued)
Materials - 0.79%
Cleveland-Cliffs, Inc., 3/15/2032, 7.000%(d)(e)	$2,000,000	$1,881,471

TOTAL CORPORATE BONDS (Cost $32,934,434)		31,449,396

Maturity Date/Rate	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 12.49%

Treasury Notes
8/15/2053, 4.125%	5,700,000	5,167,852
11/15/2054, 4.500%	4,350,000	4,212,023
5/15/2034, 4.375%	19,890,000	20,275,757
		29,655,632

TOTAL U.S. TREASURY OBLIGATIONS (Cost $29,339,203)		29,655,632

	Shares	Value
MONEY MARKET FUNDS - 1.83%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 4.210% (7-day yield)	4,354,839	4,354,839

TOTAL MONEY MARKET FUNDS (Cost $4,354,839)		4,354,839

TOTAL INVESTMENTS - 127.86% (Cost $264,668,352)		303,749,839

Liabilities in Excess of Other Assets - (27.86)%(g)		(66,178,364)

NET ASSETS - 100.00%		$237,571,475

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (23.72)%
Consumer Discretionary - (8.42)%
Brunswick Corp.	(11,780)	$(542,469)
Choice Hotels International, Inc.	(24,800)	(3,127,528)
Duolingo, Inc., Class A	(7,910)	(3,080,787)
Ford Motor Co.	(269,700)	(2,699,697)
Lithia Motors, Inc.	(1,840)	(538,678)
Lowe’s Cos., Inc.	(6,770)	(1,513,501)
Lululemon Athletica, Inc.	(9,000)	(2,436,930)
OneSpaWorld Holdings Ltd.	(105,000)	(1,753,500)
Papa John’s International, Inc.	(29,400)	(1,015,182)
Valvoline, Inc.	(51,400)	(1,760,964)
Williams-Sonoma, Inc.	(9,900)	(1,529,253)
		(19,998,489)

Consumer Staples - (0.59)%
Monster Beverage Corp.	(23,541)	(1,415,285)

Financials - (1.53)%
Affirm Holdings, Inc., Class A	(16,090)	(800,638)
Deutsche Bank AG	(44,500)	(1,166,345)
SoFi Technologies, Inc.	(132,800)	(1,661,328)
		(3,628,311)

Health Care - (1.86)%
Merck & Co., Inc.	(26,600)	(2,266,320)
Vertex Pharmaceuticals, Inc.	(4,220)	(2,150,090)
		(4,416,410)

Industrials - (7.26)%
Daimler Truck Holding AG	(75,947)	(3,025,043)
EMCOR Group, Inc.	(6,200)	(2,484,340)
Middleby Corp.	(6,800)	(906,780)
Quanta Services, Inc.	(9,520)	(2,786,409)
Rockwell Automation, Inc.	(4,450)	(1,102,176)
Ryder System, Inc.	(8,050)	(1,108,243)
SiteOne Landscape Supply, Inc.	(13,300)	(1,526,973)
Sterling Infrastructure, Inc.	(19,860)	(2,967,680)
Toro Co.	(19,700)	(1,345,116)
		(17,252,760)

Information Technology - (2.02)%
International Business Machines Corp.	(10,096)	(2,441,415)
Oracle Corp.	(16,700)	(2,350,024)
		(4,791,439)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS - (23.72)% (continued)
Real Estate - (2.04)%
Alexandria Real Estate Equities, Inc.	(20,200)	$(1,467,732)
Digital Realty Trust, Inc.	(21,020)	(3,374,551)
		(4,842,283)

TOTAL COMMON STOCKS (Proceeds $56,729,928)		(56,344,977)

EXCHANGE-TRADED FUNDS - (2.23)%
iShares U.S. Transportation ETF	(25,300)	(1,538,999)
SPDR S&P Regional Banking ETF	(69,490)	(3,761,494)
		(5,300,493)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $5,458,256)		(5,300,493)

TOTAL SECURITIES SOLD SHORT - (25.95%) (Proceeds $62,188,184)		$(61,645,470)

Investment Abbreviations:

ADR - American Depository Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

LLC – Limited Liability Company

NV - Naamloze Vennootschap (Dutch: Public Limited Company)

SA - Société Anonyme (French: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2025, the aggregate value of those securities was $169,938,400, representing 71.53% of net assets.
(b)	Non-income producing security.
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2025.
(d)	Restricted security.
(e)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2025, these securities had an aggregate value of $16,837,831 or 7.09% of net assets.
(f)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2025 (Continued) (Unaudited)

Call Options Written

				Premiums
Underlying Security	Expiration Date	Strike Price	Contracts	Received	Notional Value	Value
3 Month SOFR Future	3/10/2028	$99.0	(2,595)	$(377,417)	$(627,406,125)	$(827,156)
3 Month SOFR Future	3/10/2028	98.5	(2,595)	(701,792)	(627,406,125)	(1,232,625)
				$(1,079,209)	$(1,254,812,250)	$(2,059,781)

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2025 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

ASSETS:
Investments, at value*	$90,936,305	$170,633,648	$303,749,839
Cash	14,724	23,811	36,263
Foreign currencies, at value	6	–	5
Deposit with broker for written options	555	–	1,773
Deposit with broker for securities sold short	19,490,061	34,955,047	60,951,387
Dividends receivable	66,507	65,484	96,480
Interest receivable	425,074	–	982,567
Interest receivable on deposits with broker	63,369	117,404	204,193
Receivable for investments sold	2,423,017	1,608,701	2,899,779
Prepaid expenses and other assets	8,052	–	–
Total Assets	113,427,670	207,404,095	368,922,286
LIABILITIES:
Loan payable	16,000,000	36,000,000	64,500,000
Interest on loan payable	68,400	153,900	275,738
Securities sold short, at value	19,317,125	34,680,370	61,645,471
Written options, at value	627,062	–	2,059,781
Payable for investments purchased	2,250,667	2,739,815	2,458,008
Dividends payable - short sales	4,392	8,170	14,319
Accrued investment advisory fee	64,103	150,783	300,199
Accrued administration fee	26,099	47,748	85,557
Accrued trustees’ fees	9,738	11,511	11,510
Other payables and accrued expenses	34,458	230	228
Total Liabilities	38,402,044	73,792,527	131,350,811
NET ASSETS	$75,025,626	$133,611,568	$237,571,475

COMPOSITION OF NET ASSETS:
Paid in capital	$90,444,777	$179,241,449	$338,119,587
Distributable earnings/(Accumulated loss)	(15,419,151)	(45,629,881)	(100,548,112)
NET ASSETS	$75,025,626	$133,611,568	$237,571,475

Shares outstanding, unlimited shares authorized	12,409,683	18,738,121	42,766,222
Net Asset Value, per share	$6.05	$7.13	$5.56

Investments, at cost	$80,885,825	$144,522,897	$264,668,352
Foreign Currencies, at cost	6	–	5
Proceeds of Securities Sold Short	19,442,374	35,019,986	62,188,184
Premiums Received on Written Options	328,545	–	1,079,209

* Securities Loaned, at value	$13,729,706	$33,582,107	$57,628,195

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF OPERATIONS

For the six months ended April 30, 2025 (Unaudited)

	Clough Global		Clough Global
	Dividend and Income Fund	Clough Global Equity Fund	Opportunities Fund
INVESTMENT INCOME:
Dividends*	$803,700	$1,028,830	$1,448,336
Interest	629,094	320	1,485,587
Interest on deposits with broker	339,010	634,502	1,119,591
Total Income	1,771,804	1,663,652	4,053,514
EXPENSES:
Investment advisory fee	384,110	930,730	1,831,025
Administration fee	156,388	294,731	521,842
Interest on loan	419,347	873,781	1,565,939
Trustees’ fees	66,298	65,422	65,422
Dividend expense - short sales	84,609	166,833	295,113
Other expenses	11,749	11,750	11,750
Total Expenses	1,122,501	2,343,247	4,291,091
NET INVESTMENT INCOME/(LOSS)	649,303	(679,595)	(237,577)
Net realized gain/(loss) on:
Investment securities	3,187,617	6,088,663	11,858,376
Securities sold short	(559,847)	(1,338,715)	(2,372,226)
Foreign currency related transactions	(632)	(4,797)	(9,003)
Net Realized Gain	2,627,138	4,745,151	9,477,147
Net change in unrealized appreciation/depreciation on:
Investment securities	(5,175,315)	(11,406,056)	(19,016,068)
Securities sold short	408,968	836,436	1,455,306
Written options	(298,517)	–	(980,572)
Foreign currency related translations	203	394	740
Net Change In Unrealized Appreciation/Depreciation	(5,064,661)	(10,569,226)	(18,540,594)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,437,523)	(5,824,075)	(9,063,447)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,788,220)	$(6,503,670)	$(9,301,024)
*Foreign taxes withheld on dividends	$12,680	$19,224	$32,929

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

Clough Global Dividend and Income Fund	For the Six Months Ended April 30, 2025 (Unaudited)	For the Year Ended October 31, 2024
OPERATIONS
Net investment income	$649,303	$910,613
Net realized gain	2,627,138	595,373
Net change in unrealized appreciation/depreciation	(5,064,661)	14,150,659
Net increase/(decrease) in net assets resulting from operations	(1,788,220)	15,656,645

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(3,916,496)	(447,639)
Tax return of capital	–	(7,596,141)
Net decrease in net assets from distributions	(3,916,496)	(8,043,780)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(542,149)
Net decrease in net assets derived from capital share transactions	–	(542,149)
Net increase/(decrease) in net assets attributable to common shares	(5,704,716)	7,070,716

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	80,730,342	73,659,626
End of period	$75,025,626	$80,730,342

Clough Global Equity Fund	For the Six Months Ended April 30, 2025 (Unaudited)	For the Year Ended October 31, 2024
OPERATIONS
Net investment loss	$(679,595)	$(610,711)
Net realized gain	4,745,151	9,262,794
Net change in unrealized appreciation/depreciation	(10,569,226)	31,335,572
Net increase/(decrease) in net assets resulting from operations	(6,503,670)	39,987,655

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(7,131,729)	–
Tax return of capital	–	(13,583,703)
Net decrease in net assets from distributions	(7,131,729)	(13,583,703)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(676,095)
Net decrease in net assets derived from capital share transactions	–	(676,095)
Net increase/(decrease) in net assets attributable to common shares	(13,635,399)	25,727,857

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	147,246,967	121,519,110
End of period	$133,611,568	$147,246,967

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

Clough Global Opportunities Fund	Six Months Ended April 30, 2025 (Unaudited)	Year Ended October 31, 2024
OPERATIONS
Net investment income/(loss)	$(237,577)	$102,693
Net realized gain	9,477,147	12,482,542
Net change in unrealized appreciation/depreciation	(18,540,594)	49,478,991
Net increase/(decrease) in net assets resulting from operations	(9,301,024)	62,064,226
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(12,675,908)	–
Tax return of capital	–	(24,690,073)
Net decrease in net assets from distributions	(12,675,908)	(24,690,073)
CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(514,562)
Net decrease in net assets derived from capital share transactions	–	(514,562)
Net increase/(decrease) in net assets attributable to common shares	(21,976,932)	36,859,591
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	259,548,407	222,688,816
End of period	$237,571,475	$259,548,407

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CASH FLOWS

For the six months ended April 30, 2025 (Unaudited)

	Clough Global
	Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(1,788,220)	$(6,503,670)	$(9,301,024)
Purchase of investment securities	(67,796,820)	(171,749,414)	(285,604,673)
Net sales/(purchases) of short-term investment securities	226,357	(848,586)	646,354
Proceeds from disposition of investment securities	70,812,396	171,951,118	284,091,607
Amortization of premium and accretion of discount on investments	(11,780)	–	(45,933)
Proceeds from securities sold transactions	51,535,380	100,258,913	177,789,370
Cover securities sold short transactions	(47,126,697)	(92,337,188)	(163,921,134)
Purchased options transactions	(834,655)	–	(2,741,691)
Premiums received from written options transactions	328,545	–	1,079,209
Net realized (gain)/loss on:
Investments	(3,187,617)	(6,088,663)	(11,858,376)
Securities sold short	559,847	1,338,715	2,372,226
Net change in unrealized appreciation/depreciation on:
Investments	5,175,315	11,406,056	19,016,068
Securities sold short	(408,968)	(836,436)	(1,455,306)
Written options	298,517	–	980,572
(Increase)/Decrease in assets:
Dividends receivable	42,964	57,497	76,280
Interest receivable	(297,166)	20,966	(431,878)
Interest receivable on deposits with broker	4,386	(257)	4,127
Increase/(Decrease) in liabilities:
Accrued administration fee	(2,063)	(2,936)	(4,363)
Interest on loan payable	(9,169)	13,306	23,639
Accrued investment advisory fee	(5,066)	(9,273)	(15,318)
Dividends payable - short sales	(2,844)	(4,704)	(8,727)
Accrued trustees’ fees	1,323	3,096	3,095
Other payables and accrued expenses	34,458	230	228
Net Cash Provided by Operating Activities	7,548,423	6,668,770	10,694,352
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loan payable	–	7,000,000	12,500,000
Cash distributions paid	(3,916,496)	(7,131,729)	(12,675,908)
Net Cash Used in Financing Activities	(3,916,496)	(131,729)	(175,908)
Net increase in cash	3,631,927	6,537,041	10,518,444
Cash and restricted cash, beginning balance	15,873,419	28,441,817	50,470,984
Cash and restricted cash, ending balance	$19,505,346	$34,978,858	$60,989,428

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$428,516	$860,475	$1,542,300

RECONCILIAITION OF BEGINNING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$26,457	$19,750	$33,875
Foreign currencies, at value	6	–	5
Deposits with broker
Securities sold short	15,846,956	28,422,067	50,437,104

RECONCILIAITION OF ENDING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$14,724	$23,811	$36,263
Foreign currencies, at value	6	–	5
Deposits with broker
Securities sold short	19,490,061	34,955,047	60,951,387
Written Options	555	–	1,773

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$6.51		$5.89	$7.34	$11.02	$10.23	$12.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.05		0.07	0.02	(0.02)	0.06	0.12
Net realized and unrealized gain/(loss) on investments	(0.19)		1.19	(0.71)	(2.59)	2.28	(0.89)
Total from Investment Operations	(0.14)		1.26	(0.69)	(2.61)	2.34	(0.77)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.32)		(0.04)	(0.02)	–	–	(0.20)
Net realized gains	–		–	–	–	(0.41)	–
Tax return of capital	–		(0.61)	(0.76)	(1.10)	(0.76)	(1.01)
Total Distributions to Common Shareholders	(0.32)		(0.65)	(0.78)	(1.10)	(1.17)	(1.21)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		0.01	0.02	0.03	(0.38)	–
Total Capital Share Transactions	–		0.01	0.02	0.03	(0.38)	–
Net Increase/(Decrease) in net asset value	(0.46)		0.62	(1.45)	(3.68)	0.79	(1.98)
Net Asset Value - End of Period	$6.05		$6.51	$5.89	$7.34	$11.02	$10.23
Market Value - End of Period	$5.43		$5.72	$4.90	$6.84	$11.43	$8.73

Total Investment Return - Net Asset Value(b)	(1.65%)		24.06%	(8.45%)	(24.49%)	23.34%	(4.91%)
Total Investment Return - Market Price(c)	0.46%		31.03%	(18.27%)	(32.14%)	49.90%	(9.59%)

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$75,026		$80,730	$73,660	$93,284	$124,485	$86,016
Ratios to average net assets attributable to common shareholders:
Total expense ratio	2.93	%(e)	3.09%	5.32%	3.58%	2.38%	2.98%
Total expense ratio excluding interest expense and dividends on short sales expense	1.61	%(e)	1.63%	1.97%	1.91%	1.78%	1.89%
Ratio of net investment income/(loss)	1.69	%(e)	1.12%	0.26%	(0.17%)	0.49%	1.10%
Portfolio turnover rate	78%		68%	72%	199%	147%	229%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$16,000		$16,000	$16,000	$53,000	$61,500	$50,500
Asset Coverage Per $1,000(f)	5,689		6,046	5,604	2,760	3,024	2,703

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.

(b)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(c)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Equity Fund

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$7.86		$6.45	$7.73	$15.11	$12.81	$12.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)		(0.03)	(0.14)	(0.25)	(0.19)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.31)		2.15	(0.33)	(5.71)	4.72	1.27
Total from Investment Operations	(0.35)		2.12	(0.47)	(5.96)	4.53	1.18

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.38)		–	–	–	(0.12)	(0.60)
Net realized gains	–		–	–	(0.75)	(1.44)	(0.72)
Tax return of capital	–		(0.72)	(0.83)	(0.68)	–	–
Total Distributions to Common Shareholders	(0.38)		(0.72)	(0.83)	(1.43)	(1.56)	(1.32)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		0.01	0.02	0.01	(0.67)	–
Total Capital Share Transactions	–		0.01	0.02	0.01	(0.67)	–
Net Increase/(Decrease) in net asset value	(0.73)		1.41	(1.28)	(7.38)	2.30	(0.14)
Net Asset Value - End of Period	$7.13		$7.86	$6.45	$7.73	$15.11	$12.81
Market Value - End of Period	$6.29		$6.76	$5.26	$7.09	$15.27	$10.78

Total Investment Return - Net Asset Value(b)	(3.96%)		36.12%	(4.78%)	(40.97%)	36.34%	11.47%
Total Investment Return - Market Price(c)	(1.49%)		43.56%	(15.34%)	(46.43%)	63.73%	3.21%

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$133,612		$147,247	$121,519	$147,870	$267,675	$169,542
Ratios to average net assets attributable to common shareholders:
Total expense ratio	3.30	%(e)	3.29%	5.60%	4.39%	2.64%	3.23%
Total expense ratio excluding interest expense and dividends on short sales expense	1.84	%(e)	1.81%	2.23%	2.44%	2.07%	2.20%
Ratio of net investment (loss)	(0.96	%)(e)	(0.42%)	(1.99%)	(2.31%)	(1.21%)	(0.70%)
Portfolio turnover rate	84%		89%	122%	198%	194%	256%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$36,000		$29,000	$29,000	$110,000	$131,500	$92,000
Asset Coverage Per $1,000(f)	4,711		6,077	5,190	2,344	3,036	2,843

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.

(b)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(c)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Opportunities Fund

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$6.07		$5.19	$6.21	$12.37	$10.48	$10.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)		0.00 (b)	(0.11)	(0.18)	(0.16)	(0.08)
Net realized and unrealized gain/(loss) on investments	(0.20)		1.46	(0.25)	(4.83)	3.60	1.07
Total from Investment Operations	(0.21)		1.46	(0.36)	(5.01)	3.44	0.99

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.30)		–	–	–	–	(0.71)
Net realized gains	–		–	–	(0.52)	(1.27)	(0.14)
Tax return of capital	–		(0.58)	(0.67)	(0.64)	–	(0.22)
Total Distributions to Common Shareholders	(0.30)		(0.58)	(0.67)	(1.16)	(1.27)	(1.07)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		0.00 (b)	0.01	0.01	(0.28)	–
Total Capital Share Transactions	–		0.00 (b)	0.01	0.01	(0.28)	–
Net Increase/(Decrease) in net asset value	(0.51)		0.88	(1.02)	(6.16)	1.89	(0.08)
Net Asset Value - End of Period	$5.56		$6.07	$5.19	$6.21	$12.37	$10.48
Market Value - End of Period	$4.97		$5.23	$4.20	$5.74	$12.87	$8.84

Total Investment Return - Net Asset Value(c)	(3.00%)		30.94%	(4.49%)	(42.06%)	34.71%	11.91%
Total Investment Return - Market Price(d)	0.64%		39.41%	(16.38%)	(48.53%)	66.16%	8.46%

RATIOS AND SUPPLEMENTAL DATA:(e)
Net Assets, end of period (000s)	$237,571		$259,548	$222,689	$270,392	$495,734	$337,761
Ratios to average net assets attributable to common shareholders:
Total expense ratio	3.44	%(f)	3.36%	5.71%	4.57%	2.78%	3.42%
Total expense ratio excluding interest expense and dividends on short sales expense	1.95	%(f)	1.89%	2.36%	2.60%	2.20%	2.35%
Ratio of net investment income/(loss)	(0.19	%)(f)	0.04%	(1.91%)	(2.09%)	(1.26%)	(0.73%)
Portfolio turnover rate	74%		85%	115%	212%	209%	261%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$64,500		$52,000	$52,000	$204,000	$245,500	$182,500
Asset Coverage Per $1,000(g)	4,683		5,991	5,282	2,325	3,019	2,851

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.

(b)	Amount represents less than $0.005 per common share.

(c)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(d)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(e)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.

(f)	Annualized.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation – Securities and securities sold short, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at the mean of the bid and asked prices. Futures and options on futures are valued at settlement prices.

If the price of a security is unavailable, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined the valuation designee. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Clough Capital Partners L.P. (“Clough” or the “Adviser”), as the valuation designee with respect to the fair valuation of each Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

The following is a summary of the inputs used as of April 30, 2025, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$63,047,065	$–	$–	$63,047,065
Purchased Options	1,367,687	–	–	1,367,687
Corporate Bonds	–	16,908,112	–	16,908,112
U.S. Treasury Obligations	–	8,159,191	–	8,159,191
Asset-Backed Securities	–	14,298	–	14,298
Money Market Funds	1,439,952	–	–	1,439,952
Total	$65,854,704	$25,081,601	$–	$90,936,305

Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(17,641,249)	–	–	(17,641,249)
Exchange-Traded Funds	(1,675,876)	–	–	(1,675,876)
Written Options	(627,062)	–	–	(627,062)
Total	$(19,944,187)	$–	$–	$(19,944,187)

Clough Global Equity Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$165,845,653	$–	$–	$165,845,653
Money Market Funds	4,787,995	–	–	4,787,995
Total	$170,633,648	$–	$–	$170,633,648

Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(31,693,064)	–	–	(31,693,064)
Exchange-Traded Funds	(2,987,306)	–	–	(2,987,306)
Total	$(34,680,370)	$–	$–	$(34,680,370)

Clough Global Opportunities Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$233,797,378	$–	$–	$233,797,378
Purchased Options	4,492,594	–	–	4,492,594
Corporate Bonds	–	31,449,396	–	31,449,396
U.S. Treasury Obligations	–	29,655,632	–	29,655,632
Money Market Funds	4,354,839	–	–	4,354,839
Total	$242,644,811	$61,105,028	$–	$303,749,839

Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(56,344,978)	–	–	(56,344,978)
Exchange-Traded Funds	(5,300,493)	–	–	(5,300,493)
Written Options	(2,059,781)	–	–	(2,059,781)
Total	$(63,705,252)	$–	$–	$(63,705,252)

(a) For detailed descriptions and other security classifications, see the accompanying Schedules of Investments.

In the event an independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

Cash and Cash Equivalents – Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Foreign Securities – Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds – Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales – Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds, if any, is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives - The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors – In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing - Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for written options which is held with one counterparty. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities for the six months ended April 30, 2025:

Clough Global Dividend and Income Fund

Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Interest Rate Contracts (Purchased Options)	Investments, at value	$1,367,687
Total		$1,367,687
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(627,062)
Total		$(627,062)

Clough Global Opportunities Fund

Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Interest Rate Contracts (Purchased Options)	Investments, at value	$4,492,594
Total		$4,492,594
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(2,059,781)
Total		$(2,059,781)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

The effect of derivatives instruments on each Fund’s Statement of Operations for the six months ended April 30, 2025:

Clough Global Dividend and Income Fund

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/ depreciation on investment securities	$–	$533,033
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/depreciation on written options	–	(298,517)
		$–	$(298,517)

Clough Global Dividend and Income Fund

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/ depreciation on investment securities	$–	$1,750,902
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/depreciation on written options	–	(980,573)
		$–	$(980,573)

The average month end notional value of options contracts for the period in which the Funds held options during the six months ended April 30, 2025, is noted below.

Fund	Average Purchased Option Contract Notional Value	Average Written Option Contract Notional Value
Clough Global Dividend and Income Fund	$381,148,667	$381,148,667
Clough Global Opportunities Fund	1,252,001,000	1,252,001,000

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

Restricted securities as of April 30, 2025, were as follows.

Clough Global Dividend and Income Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Broadcom, Inc.	0.70%	6/12/2024	$720,000	$553,544	$525,146
Cleveland-Cliffs, Inc.	2.13	11/19/2024	1,700,000	1,701,147	1,599,251
Melco Resorts Finance Ltd.	0.32	9/21/2020	250,000	250,818	236,410
NGL Energy Operating LLC	1.98	11/15/2024	1,580,000	1,610,478	1,486,671
TransDigm, Inc.	3.45	10/16/2024	2,590,000	2,563,764	2,586,884
Transocean, Inc.	3.26	1/29/2025	3,160,000	3,156,939	2,445,616
TOTAL	11.84%		$10,000,000	$9,836,690	$8,879,978

Clough Global Opportunities Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Broadcom, Inc.	0.66%	6/12/2024	$2,140,000	$1,645,181	$1,560,849
Cleveland-Cliffs, Inc.	0.79	11/19/2024	2,000,000	1,995,334	1,881,471
NGL Energy Operating LLC	2.05	11/15/2024	5,180,000	5,279,923	4,874,024
TransDigm, Inc.	2.42	10/16/2024	5,750,000	5,763,635	5,743,082
Transocean, Inc.	1.17	3/5/2025	3,590,000	3,344,274	2,778,405
TOTAL	7.09%		$18,660,000	$18,028,347	$16,837,831

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2025, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, each Fund’s Board agreed that the Fund would pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Each Fund’s current managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of each Fund’s adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The economic impacts of a global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

Prices of bonds and other fixed rate fixed-income securities are subject to interest rate risk as the price tends to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Funds’ investments in these securities to decline. Interest rates in the United States have been rising and might increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.

NOTE 2 - FEDERAL INCOME TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of April 30, 2025. Management has estimated as of April 30, 2025, it is likely the Funds will have a return of capital as of October 31, 2025.

The tax character of the distributions paid by the Funds during the year ended October 31, 2024, were as follows:

	Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital	Total
Clough Global Dividend and Income Fund	$447,639	$–	$7,596,141	$8,043,780
Clough Global Equity Fund	–	–	13,583,703	13,583,703
Clough Global Opportunities Fund	–	–	24,690,073	24,690,073

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2025, were as follows:

	Gross Appreciation (excess of value over tax cost)(a)	Gross Depreciation (excess of tax cost over value)(a)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes(b)
Clough Global Dividend and Income Fund	$12,968,771	$(3,796,702)	$27	$9,172,096	$81,764,236
Clough Global Equity Fund	31,612,841	(8,194,504)	17	23,418,354	147,215,310
Clough Global Opportunities Fund	49,443,523	(13,700,165)	8	35,743,314	268,006,517

(a)	Includes appreciation/(depreciation) on securities sold short.

(b)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to various book-to-tax differences.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales.

NOTE 3 - CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

Clough Global Dividend and Income Fund has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offerings”). Under the Shelf Offerings, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

The Board of each Fund announced, on June 2, 2023, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares in open market transactions through June 30, 2025.

Transactions in common shares were as follows:

	Six Months Ended April 30, 2025	Year Ended October 31, 2024
Clough Global Dividend and Income Fund
Common shares outstanding - beginning of period	12,409,683	12,506,783
Repurchase of fund shares	–	(97,100)
Common shares outstanding - end of period	12,409,683	12,409,683
Clough Global Equity Fund
Common shares outstanding - beginning of period	18,738,121	18,839,921
Repurchase of fund shares	–	(101,800)
Common shares outstanding - end of period	18,738,121	18,738,121
Clough Global Opportunities Fund
Common shares outstanding - beginning of period	42,766,222	42,866,120
Repurchase of fund shares	–	(99,898)
Common shares outstanding - end of period	42,766,222	42,766,222

NOTE 4 - PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the six months ended April 30, 2025, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Clough Global Dividend and Income Fund	$70,469,287	$72,827,409
Clough Global Equity Fund	172,608,006	171,702,049
Clough Global Opportunities Fund	287,498,914	283,678,823

NOTE 5 - INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to each Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly.

Paralel Technologies LLC (“Paralel”) serves as each Fund’s administrator pursuant to an administration and fund accounting agreement with each Fund. As compensation for its services to each Fund, Paralel receives a monthly administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. Paralel will pay all routine operating expenses of the Funds, except the following: advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio (inclusive of leverage costs); expenses associated with secondary offerings of shares (including costs related to the offering, redemption and/or maintenance of preferred shares or similar instruments); trustee fees and retainers; expenses associated with tender offers and other share repurchases; and other extraordinary expenses as may arise, including, without limit, litigation, claims, and indemnification expenses.

NOTE 6 - COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended and restated, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On April 30, 2025, the pledged collateral was valued at $35,608,064, $81,077,420 and $137,227,795 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days’ notice, reduce the Maximum Commitment Financing to the highest possible amount that, if fully

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2025 (Continued) (Unaudited)

drawn, would be in compliance with the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus 0.80% on the amount borrowed.

The Maximum Commitment Financing allowed under the Agreement is the lower of the outstanding borrowings of Each Fund or $63,300,000, $139,500,000 and $257,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the six months ended April 30, 2025, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $16,000,000, $33,408,840 and $59,872,928, respectively, and the average interest rate for the borrowings was 5.21%. As of April 30, 2025, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $16,000,000, $36,000,000 and $64,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2025, was 5.13%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of April 30, 2025, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $13,729,706, $33,582,107, and $57,628,195, respectively.

NOTE 7 - SUBSEQUENT EVENTS

On June 13, 2025, the Board of each Fund announced that each Fund renewed its share repurchase program under which it may purchase up to 5% of its outstanding common shares in open market transactions through June 30, 2026.

Clough Global Funds

DIVIDEND REINVESTMENT PLAN

April 30, 2025 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street Kansas City, MO 64105.

Clough Global Funds

ADDITIONAL INFORMATION

April 30, 2025 (Unaudited)

FUND PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www. cloughcefs.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, on the Funds’ website at http:// www.cloughcefs.com, on the Commission’s website at http://www.sec.gov or by contacting the Funds at 1-855-425-6844.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without charge on the Funds’ website at http://www.cloughcefs.com, by contacting the Funds at 1- 855-425-6844 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2025				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2025
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.04538	$–	$0.27022	$0.31560	14.38%	–	85.62%	100.00%
Clough Global Equity Fund	$–	$–	$0.38060	$0.38060	–	–	100.00%	100.00%
Clough Global Opportunities Fund	$–	$–	$0.29640	$0.29640	–	–	100.00%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.

You should not draw any conclusions about each Fund’s investment performance from the amount of the distributions or from the terms of each Fund’s plan.

Clough Global Funds

INVESTMENT ADVISORY AGREEMENT APPROVAL

April 30, 2025 (Unaudited)

 On April 10, 2025, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met to, among other things, review and consider the renewal of the Investment Advisory Agreements between each Fund and Clough Capital Partners L.P. (“Clough” or “Clough Capital”) (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”). During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive and each Board member may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive and included information relating to: each Fund’s investment results; portfolio composition; advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives and in monthly Clough Capital reports to the Board.

The Board considered the organizational structure and business operations of Clough, noting recent changes in organizational structure at the firm . The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, Charles I. Clough, Jr., and William Whelan (the “Portfolio Managers”), recognizing that the portfolio managers’ substantial experience as investment professionals. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the portfolio managers and their satisfaction with the expertise of Clough, and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough in addition to the Funds. The Board also considered the adequacy of Clough’s facilities, as well as its compliance program and personnel. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other comparable investment companies (each a “Peer Group”), which had been prepared by FUSE Research (“FUSE”). The Trustees considered the fees charged by Clough to other clients for which it provides comparable services, Clough’s balance sheet for the year ended December 31, 2024, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s compliance program and its operations. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity issues. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board reviews the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board noted that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered information in the FUSE report regarding each Fund’s investment performance as compared to the performance during similar periods of other funds in its applicable Peer Group. The Trustees further considered each Fund’s performance as compared to the performance of each Fund’s Peer Group funds for various periods ended February 28, 2025, noting each Fund’s performance across a range of market cycles.

The Board considered the limitations of performance comparisons to the Peer Group funds, noting these comparisons may be affected by a number of factors, including different investment policies and limitations applicable to the Funds as compared to the Peer Group funds, as well as the specific periods being reviewed. The Board took into consideration that the Funds were relatively unique in the registered fund marketplace, noting that FUSE had selected the Peer Group funds from other leveraged closed-end funds with global equity or global allocation mandates. The Board noted the limited Peer Group funds that employ a long/short strategy similar to the Funds. The Board considered each Fund’s performance across a range of market conditions. The Board also took into account adjustments made in response to recent underperformance.

The Board reviewed the cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Fund’s Peer Group. The Board noted the extent to which each Fund utilizes leverage and short sales as important parts of the Fund’s strategy, thereby increasing investment-related expenses. The Board recognized that the Funds’ use of these strategies led to higher investment expenses than the Peer Group funds, limiting the relevance of the net expense comparison to the Peer Group funds. Accordingly, the Board agreed that the contractual advisory fee comparisons in the FUSE report provided more relevant comparisons to the Funds.

The Trustees also considered profitability information on each Fund provided by Clough. The Board agreed that economies of scale were unlikely to occur due to the Funds’ closed-end fund structure and complexity of the Funds’ strategy.

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough ’s profitability.

After executive session, the Board of each Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that each Fund’s investment advisory fee was fair and reasonable in light of the services rendered and that the renewal of each Advisory Agreement was in the best interests of each respective Fund and its shareholders.

INVESTMENT ADVISOR

Clough Capital Partners L.P.

53 State Street, 27th Floor

Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

K&L Gates LLP

1601 K Street NW

Washington DC 20006

ADMINISTRATOR AND ACCOUNTANT

Paralel Technologies LLC

1700 Broadway, Suite 1850

Denver, CO 80290

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street

Kansas City, MO 64105

CUSTODIAN

State Street Bank and Trust

One Congress Street, Suite 1

Boston, MA 02114-2016

Must be accompanied or preceded by a prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On April 10, 2025, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met to, among other things, review and consider the renewal of the Investment Advisory Agreements between each Fund and Clough Capital Partners L.P. (“Clough” or “Clough Capital”) (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”). During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive and each Board member may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive and included information relating to: each Fund’s investment results; portfolio composition; advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives and in monthly Clough Capital reports to the Board.

The Board considered the organizational structure and business operations of Clough, noting recent changes in organizational structure at the firm . The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, Charles I. Clough, Jr., and William Whelan (the “Portfolio Managers”), recognizing that the portfolio managers’ substantial experience as investment professionals. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the portfolio managers and their satisfaction with the expertise of Clough, and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough in addition to the Funds. The Board also considered the adequacy of Clough’s facilities, as well as its compliance program and personnel. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other comparable investment companies (each a “Peer Group”), which had been prepared by FUSE Research (“FUSE”). The Trustees considered the fees charged by Clough to other clients for which it provides comparable services, Clough’s balance sheet for the year ended December 31, 2024, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s compliance program and its operations. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity issues. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board reviews the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board noted that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered information in the FUSE report regarding each Fund’s investment performance as compared to the performance during similar periods of other funds in its applicable Peer Group. The Trustees further considered each Fund’s performance as compared to the performance of each Fund’s Peer Group funds for various periods ended February 28, 2025, noting each Fund’s performance across a range of market cycles.

The Board considered the limitations of performance comparisons to the Peer Group funds, noting these comparisons may be affected by a number of factors, including different investment policies and limitations applicable to the Funds as compared to the Peer Group funds, as well as the specific periods being reviewed. The Board took into consideration that the Funds were relatively unique in the registered fund marketplace, noting that FUSE had selected the Peer Group funds from other leveraged closed-end funds with global equity or global allocation mandates. The Board noted the limited Peer Group funds that employ a long/short strategy similar to the Funds. The Board considered each Fund’s performance across a range of market conditions. The Board also took into account adjustments made in response to recent underperformance.

The Board reviewed the cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Fund’s Peer Group. The Board noted the extent to which each Fund utilizes leverage and short sales as important parts of the Fund’s strategy, thereby increasing investment-related expenses. The Board recognized that the Funds’ use of these strategies led to higher investment expenses than the Peer Group funds, limiting the relevance of the net expense comparison to the Peer Group funds. Accordingly, the Board agreed that the contractual advisory fee comparisons in the FUSE report provided more relevant comparisons to the Funds.

The Trustees also considered profitability information on each Fund provided by Clough. The Board agreed that economies of scale were unlikely to occur due to the Funds’ closed-end fund structure and complexity of the Funds’ strategy.

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough ‘s profitability.

After executive session, the Board of each Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that each Fund’s investment advisory fee was fair and reasonable in light of the services rendered and that the renewal of each Advisory Agreement was in the best interests of each respective Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 13.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/1/24 - 11/30/24	—	N/A	—	N/A
12/1/24 - 12/31/24	—	N/A	—	N/A
1/1/25 - 1/31/25	—	N/A	—	N/A
2/1/25 - 2/28/25	—	N/A	—	N/A
3/1/25 - 3/31/25	—	N/A	—	N/A
4/1/25 - 4/30/25	—	N/A	—	N/A

The Registrant implemented a share repurchase program beginning June 5, 2023 for an initial period of one year, whereby the Registrant was permitted to repurchase up to 5% of the Fund’s outstanding shares across the period. Each year since its inception, the repurchase program has been renewed annually allowing for the repurchase of up to 5% of the Fund’s outstanding shares across each renewal period. The current repurchase program has been extended through June 30, 2026. All repurchases in the table above occurred pursuant to the program.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	Not applicable to semi-annual report.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	July 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	July 7, 2025

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	July 7, 2025